[LOGO OF GE INSTITUTIONAL FUNDS]

GE INSTITUTIONAL FUNDS

Supplement Dated June 6, 2003

To Prospectus Dated January 29, 2003

At a meeting held on June 3, 2003, the Funds’ Board of Trustees approved a Plan of Dissolution, Liquidation and Termination pursuant to which the Funds will be liquidated and their assets distributed on a pro rata basis to shareholders. Liquidation of the Funds is expected to occur on or around September 23, 2003.

Effective June 20, 2003, the GE Institutional Premier Research Equity Fund, GE Institutional Premier International Equity Fund and GE Institutional Europe Equity Fund (together, the “Funds”) will be closed to new investments.

Effective September, 2003, David B. Carlson will replace Eugene K. Bolton as the manager of U.S. equity investments for GE Asset Management and will become the portfolio manager of the U.S. Equity Fund. As a result, the paragraph describing Eugene K. Bolton on page 58 of the Prospectus is deleted in its entirety and paragraph 3 on page 72 of the Prospectus will be deleted in its entirety and will be replaced with the following language:

David B. Carlson is a Director and Executive Vice President of GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson leads a team of portfolio managers for the U.S. Equity Fund and has served in that capacity since September, 2003. Mr. Carlson is also portfolio manager for the Premier Growth Equity Fund and manages equity investments for the Strategic Investment Fund and has served in those capacities since each Fund’s commencement. Mr. Carlson joined GE Asset Management in 1982 as a Securities Analyst for Investment Operations. He became a Vice President for Mutual Fund Portfolios in 1987 and a Senior Vice President in 1989.

The first paragraph in the third column on page 63 of the prospectus is deleted in its entirety and replaced with the following:

Full-Service Defined Contribution Plan Investors: Full-service defined contribution plans are not eligible to invest in the GE Institutional Funds other than the S&P 500 Index Fund. There is no plan asset size or minimum investment requirements for initial or subsequent purchases of shares of the S&P 500 Index Fund.

A full-service defined contribution plan is a defined contribution plan that receives recordkeeping and administration services from a designated third party administrator through its alliance relationship with the Distributor or its affiliate.

The following language is added after the third sentence of the second paragraph in the first column on page 69 of the Prospectus:

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, certain ordinary income distributions made to you may also qualify to be taxed at long-term capital gain rates.

The following language is added after the first sentence of the third paragraph in the first column on page 69 of the Prospectus:

The Jobs and Growth Tax Relief Reconciliation Act of 2003 reduced the rate applicable to long-term capital gains realized after May 5, 2003.

The language under “Backup Withholding” located on page 69 of the Prospectus is deleted in its entirety and replaced with the following:

If you do not provide complete and certified taxpayer identification information, each Fund is obligated by law to withhold 28% of most Fund distributions.